Capital and share premium	6 Months Ended
Jun. 30, 2021
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Capital and share premium
2.5.12 Capital and share premium

(€‘000)	As at June 30, 2021	As at December 31, 2020
Capital	53 913	48 513
Share premium	2 217	43 349

Total number of issued and outstanding shares	15 493 956	13 942 344

As of June 30, 2021, share capital amounted to €53.9 million represented by 15,493,956 ordinary shares with no nominal value and a par value of €3.48 per share. This balance does not include the outstanding warrants issued by the Group and granted to certain directors, employees and non-employees
of the Group.
There were seven capital increases over the course of the first half of 2021:

◾	On January 8, 2021, 262,812 new shares were issued to LPC further to the LPC purchase agreement;

◾	On March 29, 2021, 200,000 new shares were issued to LPC further to the LPC purchase agreement;

◾	On April 9, 2021, 300,000 new shares were issued to LPC further to the LPC purchase agreement;

◾	On April 29, 2021, 300,000 new shares were issued to LPC further to the LPC purchase agreement;

◾	On May 21, 2021, 182,000 new shares as a result of ADS’s issuance through ATM offering;

◾	On June 14, 2021, 6,800 new shares as a result of ADS’s issuance through ATM offering; and

◾	On June 28, 2021, 300,000 new shares were issued to LPC further to the LPC purchase agreement.
As of June 30, 2021, all shares issued have been fully paid.
During the first half of 2021, as a result of the above-mentioned 2021 capital raises resulting in cash proceeds for an amount of €7.6 million net of transaction costs, the capital has increased by €5.4 million while the share premium has increased by €2.2 million.
During the extraordinary shareholders meeting in May 2021, the shareholders, in accordance with Belgian Company Law, approved to absorb approximately €43.3 million of the accounting losses into the share premium. As a result, the “Accumulated Deficit” has been reduced by cumulative amount of €43.3 million in the six months period ended June 30, 2021 (€215.6 million of reclass from inception to June 30, 2021) against “Share Premium”. The absorption of the accumulated deficit into share premium has no impact on the total equity, comprehensive income (loss), assets (including cash) nor liabilities.